Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

(the “Trust”)

Supplement dated August 31, 2016 to the Statement of Additional Information (“SAI”)

dated July 29, 2016, as supplemented and amended to date

Effective August 29, 2016, Matthew J. Hackethal was appointed as the Trust’s Acting Chief Compliance Officer. Accordingly, the “Officers” table in the section entitled “TRUST OFFICERS AND TRUSTEES” is amended by deleting the information relating to Katherine Stoner and amending the information relating to Matthew J. Hackethal as follows:

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
MATTHEW J. HACKETHAL AGE: 44	Acting Chief Compliance Officer; Anti-Money Laundering (“AML”) Compliance Officer	2006-Present	Acting Chief Compliance Officer (2016-Present); Chief Compliance Officer, SAAMCo (2007-Present); and Vice President, SAAMCo (2011-Present).	N/A	N/A

Capitalized terms used but not defined herein shall have the meaning assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.